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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.   20549



                                       FORM 8-K



                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 19, 1997
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                            FIRST EMPIRE STATE CORPORATION
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                (Exact name of registrant as specified in its charter)



                                       New York
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                    (State or other jurisdiction of incorporation)



        1-9861                        16-0968385
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(Commission File Number)       (I.R.S. Employer Identification No.)


    One M&T Plaza, Buffalo, New York               14240
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(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:   (716) 842-5445
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                          (NOT APPLICABLE)
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    (Former name or former address, if changed since last report)


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Item 5.  Other Events.

    First Empire State Corporation ("First Empire") announced on February 19, 1997 that its Board of Directors had authorized First Empire to repurchase up to 303,317 shares of its common stock; that a previous repurchase program commenced in November 1995 had been completed on February 11, 1997, with the repurchase of an aggregate of 380,582 shares of common stock; and that First Empire's Board of Directors had declared a quarterly cash dividend on the common stock of $0.80 per share, an increase of $0.10 per share from the previous quarterly dividend payment. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99 hereto.

Item 7.  Financial Statements and Exhibits.

    The following exhibit is filed as a part of this report:

         Exhibit No.

              99        News release.  Filed herewith.


                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST EMPIRE STATE CORPORATION



Date: February 20, 1997           By:   /s/Michael P. Pinto
                                       --------------------------------
                                       Michael P. Pinto
                                       Executive Vice President and
                                       Chief Financial Officer


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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       FORM 8-K



                                    CURRENT REPORT



                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



Report Dated: February 19, 1997   Commission File Number: 1-9861
              -----------------                           ------


                            FIRST EMPIRE STATE CORPORATION
                (Exact name of registrant as specified in its charter)


                                       EXHIBITS

                                         - 3-
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                                    EXHIBIT INDEX

Exhibit No.
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   99.1            News release.  Filed herewith.













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